Principal Life Insurance Company
Principal Life Insurance Company Variable Life Separate Account
Supplement dated September 19, 2025
to the Summary Prospectus for Existing Investors dated May 1, 2025 for
Principal® Executive Variable Universal Life III
(as previously supplemented)

This supplement updates information contained in the Updating Summary Prospectus for Existing Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

Add the following section immediately prior to the section titled “UPDATED INFORMATION ABOUT YOUR POLICY”:

SPECIAL TERMS
The terms defined below are used throughout this prospectus.
Data Pages - the pages of the policy which contain information specific to you, the Insured, and the Policy. Current or revised Data Pages will only be sent to you when a change is made to your Policy.
Division – a part of the Separate Account which invests in shares of a corresponding mutual fund. The value of an investment in a Division is variable and is not guaranteed. The "Money Market Division" refers to the Fidelity VIP Government Money Market Division.
Fixed Account – the portion of the Policy Value that is held in our General Account.
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Insured – the person named as the “insured” on the Data Pages. The Insured may or may not be the Owner.
Owner – the party which owns all the rights and privileges of this Policy.
Policy Year – the one-year period beginning on the Policy Date and ending one day before the policy anniversary and each subsequent one year period beginning on a policy anniversary.
Example: If the Policy Date is September 5, 2020, the first Policy Year ends on September 4, 2021. The first policy anniversary falls on September 5, 2021.
Separate Account – the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has Divisions to which Net Premiums may be allocated under the Policy.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
you, your – the Owner of the Policy.
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